Exhibit (d)(12)

STOCK OPTION AGREEMENT

TERMS AND CONDITIONS

MAGMA DESIGN AUTOMATION, INC.

2004 Employment Inducement Award Plan

THIS STOCK OPTION AGREEMENT TERMS AND CONDITIONS (the “Stock Option Agreement Terms and Conditions”), together with the Notice of Stock Option Grant (the “Notice of Grant”) to which this Stock Option Agreement Terms and Conditions is attached, constitute the Stock Option Agreement referred to in the Magma Design Automation, Inc. 2004 Employment Inducement Award Plan (the “Plan”) with respect to the option granted to you pursuant to the Notice of Grant (the “Option”). This Option is intended to be a Nonstatutory Stock Option, as provided in the Notice of Grant.

1. Exercise

The Option evidenced by this Agreement becomes exercisable (i) with respect to 25% of the Shares subject to the Option on and after the first anniversary of the vesting commencement date, and (ii) with respect to an additional 2.08% of the Shares subject to the Option on or after each full month following the first anniversary of the vesting commenced date, as summarized in the Notice of Grant. Your rights to exercise the Option accrue only for the time period you render Service to the Company following your vesting commencement date. Your vesting commencement date is the date one year prior to the first “Full Vest Date” set forth in the Notice of Grant.

2. Term

The Option expires on the date shown in the Notice of Grant, but in no event later than the fifth anniversary of the Date of Grant set forth in the Notice of Grant. The Option may expire earlier in connection with the termination of your Service, as described below.

3. Regular Termination

If your Service with the Company or a Subsidiary terminates for any reason excluding death, Total and Permanent Disability or Cause (as defined below), this Option will expire on the date three months after your termination date. Your “Termination Date” will be the date you are no longer actively providing Service to the Company.

4. Death or Disability

If your Service with the Company or a Subsidiary terminates as a result of your Total and Permanent Disability or death, this Option will expire on the date six months after your Termination Date.

5. Cause

If your Service with the Company or a Subsidiary terminates for Cause, this Option will expire on the date seven days following your Termination Date. For purposes of this section, “Cause” shall mean (i) continued failure to perform substantially your duties, which standard of duties shall be referenced to the standards set by the Company at the date of this Agreement (other than as a result of sickness, accident or similar cause beyond your reasonable control) after receipt of a written warning and your being given thirty (30) days to cure the failure; (ii) willful misconduct or gross negligence, which is demonstrably injurious to the Company or any of its Subsidiaries, including without limitation willful or grossly negligent failure to perform your material duties as an officer or employee of the Company or any of its Subsidiaries or a material breach of this Agreement, your employment agreement (if any) or your Proprietary Information and Inventions Agreement with the Company; (iii) conviction of or plea of nolo contendere to a felony; or (iv) commission of an act of fraud against, or the misappropriation of property belonging to, the Company or any affiliated company, employee, customer or supplier of the Company.

6. Leaves of Absence

For purposes of this Option, your Service does not terminate when you go on a military leave of absence, a sick leave of absence or another bona fide leave of absence, if the leave of absence was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. Your Service will terminate when the approved leave of absence ends unless you immediately return to active employment. Except as provided by applicable law, or unless expressly provided in writing pursuant to a Company-approved leave of absence, the period of the approved leave of absence will not be credited as Service to the Company for the purposes of determining when your Option vests. In accordance with the preceding sentence, the dates on which the Option would otherwise vest will be postponed by the number of days of the approved leave of absence.

7. Restrictions on Exercise

The Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation. The exercise of this Option and the issuance of the Shares upon such exercise is subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. No Shares will be issued or delivered to you under the Plan unless and until there has been compliance with such applicable laws.

8. Notice of Exercise

When you wish to exercise this Option you must notify the Company by completing the Notice of Stock Option Exercise in the form attached to this Agreement (or such other form approved by the Company) (the “Notice of Exercise”) and filing it with the Treasury Department of the Company. The exercise of your Option will be effective when the Notice of Exercise and payment of the Exercise Price is received by the Company. In the case of a cashless exercise through a securities broker approved by the Company, the Notice of Exercise form must be filed in advance and approved by the Company prior to placing the order with the broker. This Notice of Exercise form may be superseded by a Company-sponsored web-based trading program that includes security measures sufficient to ensure your identification, such that your entry of a web-based exercise or cashless exercise constitutes your request and authorization to exercise the Option. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

9. Form of Payment

Payment may be made (i) by personal check, a cashier’s check or a money order, (ii) in shares of Company Stock which have been owned by you or your representative for more than twelve (12) months and which are surrendered to the Company in good form for transfer, or (iii) by delivering a Committee-approved form of irrevocable direction to a securities broker approved by the Company to sell all or part of the Shares subject to the Option and to deliver to the Company from the sale proceeds an amount sufficient to pay the aggregate Exercise Price and any federal, state or local withholding taxes. In the case of a cashless exercise, the balance of the sale proceeds will be delivered to you and you will not receive any Shares. In the case of any other exercise method described herein, as soon as practicable after the date you exercise your Option, the Company shall issue to you the purchased Shares, (as evidenced by the appropriate entry in the books of the Company or a duly authorized transfer agent of the Company). Notwithstanding the foregoing, a form of payment will not be available if the Committee determines, in its sole and absolute discretion, that such form of payment could violate any law or regulation.

10. Withholding Taxes and Stock Withholding

You will not be allowed to exercise this Option unless you make arrangements acceptable to the Company to pay any federal, state or local withholding taxes that may be due as a result of the Option exercise. These arrangements may include withholding Shares of Company Stock that otherwise would be issued to you when you exercise this Option. The value of these Shares, determined as of the effective date of Option exercise, will be applied to the withholding taxes.

11. Restrictions on Resale

By entering into this Stock Option Agreement Terms and Conditions, you agree not to sell any Shares at a time when applicable laws or Company policies prohibit a sale. This restriction will apply as long as you are providing Service to the Company or a Subsidiary.

12. Transfer of Option

Prior to your death, only you can exercise this Option. You cannot sell, transfer, assign, pledge or otherwise alienate this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may in any event dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your Option in any other way.

13. Retention Rights

Neither your Option nor this Agreement gives you the right to be retained by the Company or a Subsidiary in any capacity. The Company and its Subsidiaries reserve the right to terminate your Service at any time, with or without Cause.

14. Stockholder Rights

You have no rights as a stockholder of the Company until you have exercised this Option by giving the required Notice of Exercise to the Company and paying the Exercise Price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this Option, except as described in the Plan.

15. Adjustments

In the event of a stock split, a stock dividend or a similar change in Company Stock, the number of Shares subject to this Option and the Exercise Price per share may be adjusted pursuant to the Plan.

16. Applicable Law

This Option grant and the provisions of this Agreement will be interpreted and enforced under the laws of the State of California (without regard to choice-of-law provisions).

17. The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. Capitalized terms used herein and not defined shall have the meanings set forth in the Plan. This Agreement, the Notice of Grant, the Notice of Exercise and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning the Option are superseded. This Agreement, the Notice of Grant and the Notice of Exercise may be amended only by another written agreement, signed by both you and the Company.

18. Severability

The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

19. Electronic Delivery

The Company may, in its sole discretion, decide to deliver any documents related to the Option granted under the Plan or future Options that may be granted under the Plan by electronic means or to request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

BY SIGNING THE NOTICE OF GRANT, YOU AGREE TO ALL OF THE

TERMS AND CONDITIONS DESCRIBED IN THE NOTICE OF GRANT, THE

AGREEMENT, THE NOTICE OF EXERCISE AND THE PLAN, AND ACKNOWLEDGE

RECEIPT OF A COPY OF THE PLAN

STOCK OPTION AGREEMENT

TERMS AND CONDITIONS

MAGMA DESIGN AUTOMATION, INC.

2004 Employment Inducement Award Plan for Non-U.S. Participants

THIS STOCK OPTION AGREEMENT TERMS AND CONDITIONS (the “Stock Option Agreement”), together with the Notice of Stock Option Grant (the “Notice of Grant”) to which this Stock Option Agreement is attached, constitute the Stock Option Agreement referred to in the Magma Design Automation, Inc. 2004 Employment Inducement Award Plan (the “Plan”) with respect to the option granted to you pursuant to the Notice of Grant (the “Option”). This Option is intended to be a Nonstatutory Stock Option, as provided in the Notice of Grant.

1. Exercise

The Option evidenced by this Stock Option Agreement becomes exercisable (i) with respect to 25% of the Shares subject to the Option on and after the first anniversary of the vesting commencement date, and (ii) with respect to an additional 2.08% of the Shares subject to the Option on or after each full month following the first anniversary of the vesting commencement date, as summarized in the Notice of Grant. Your rights to exercise the Option accrue only for the time period you render Service to the Company following your vesting commencement date. Your vesting commencement date is the date one year prior to the first “Full Vest Date” set forth in the Notice of Grant.

2. Term.

The Option expires on the date shown in the Notice of Grant, but in no event later than the fifth anniversary of the Date of Grant set forth in the Notice of Grant. The Option may expire earlier in connection with the termination of your Service, as described below.

3. Regular Termination.

If your Service with the Company or a Subsidiary terminates for any reason excluding death, Total and Permanent Disability or Cause (as defined below), and whether or not in breach of any local labor law, this Option will expire on the date three months after your termination date. Your “Termination Date” will be the date you are no longer actively providing Service to the Company (not extended by any notice period mandated under local law).

4. Death or Disability.

If your Service with the Company or a Subsidiary terminates as a result of your Total and Permanent Disability or death, this Option will expire on the date six months after your Termination Date.

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5. Cause.

If your Service with the Company or a Subsidiary terminates for Cause, this Option will expire on the date seven days following your Termination Date. For purposes of this section, “Cause” shall mean (i) continued failure to perform substantially your duties, which standard of duties shall be referenced to the standards set by the Company at the date of this Stock Option Agreement (other than as a result of sickness, accident or similar cause beyond your reasonable control) after receipt of a written warning and your being given thirty (30) days to cure the failure; (ii) willful misconduct or gross negligence, which is demonstrably injurious to the Company or any of its Subsidiaries, including without limitation willful or grossly negligent failure to perform your material duties as an officer or employee of the Company or any of its subsidiaries or a material breach of this Stock Option Agreement, your employment agreement (if any) or your Proprietary Information and Inventions Agreement with the Company; (iii) conviction of or plea of nolo contendere to a felony; or (iv) commission of an act of fraud against, or the misappropriation of property belonging to, the Company or any affiliated company, employee, customer or supplier of the Company.

6. Leaves of Absence.

For purposes of this Option, your Service does not terminate when you go on a military leave of absence, a sick leave of absence or another bona fide leave of absence, if the leave of absence was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. Your Service will terminate when the approved leave of absence ends unless you immediately return to active work. Except as provided by applicable law, or unless expressly provided in writing pursuant to a Company-approved leave of absence, the period of the approved leave of absence will not be credited as Service to the Company for the purposes of determining when your Option vests. In accordance with the preceding sentence, the dates on which the Option would otherwise vest will be postponed by the number of days of the approved leave of absence.

7. Restrictions on Exercise.

The Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation. The exercise of this Option and the issuance and immediate sale of the Shares upon such exercise is subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. No Shares will be issued to you under the Plan unless and until there has been compliance with such applicable laws.

8. Notice of Exercise.

When you wish to exercise this Option you must notify the Company by completing the Notice of Stock Option Exercise in the form attached to this Stock Option Agreement (or such other form approved by the Company) (the “Notice of Exercise”) and filing it with the Treasury Department of the Company. Because you will be required to exercise your Option via a cashless exercise through a securities broker approved by the Company, the Notice of Exercise form must be filed in advance and approved by the Company prior to placing the order with the broker. The exercise of your Option will be effective when the Notice of Exercise and payment of the Exercise Price is received and approved by the Company. This Notice of Exercise form may be superseded by a Company-sponsored web-based trading program that includes security measures sufficient to ensure your identification, such that your entry of a cashless exercise constitutes your request and authorization to exercise the Option. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

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9. Form of Payment.

Due to local regulatory issues in your country, payment may be made only by means of delivering a Committee-approved form of irrevocable direction to a securities broker approved by the Company to issue to you and immediately sell all of the Shares subject to the Option and to deliver to the Company from the sale proceeds an amount sufficient to pay the Exercise Price and any withholding taxes (including social insurance contributions and payment on account obligations). The balance of the sale proceeds will be delivered to you. You will not receive any Shares. The Company reserves the right to eliminate the requirement to use a cashless exercise method of exercise and, in its sole discretion, to permit other methods of exercise and forms of payment should local regulatory requirements change.

10. Withholding Taxes and Stock Withholding.

Regardless of any action the Company or your employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option and the immediate sale of Shares acquired pursuant to such exercise; and (2) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate your liability for Tax-Related Items.

In exercising your Options through the cashless exercise method, you will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations for Tax-Related Items of the Company and/or the Employer. In this regard, you authorize the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or the Employer or from proceeds of the sale of Shares. Finally, you will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your exercise of Options that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise of the Option if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section.

11. Transfer of Option.

Prior to your death, only you can exercise this Option. You cannot transfer, assign, pledge or otherwise alienate this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may in any event dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your Option in any other way.

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12. Retention Rights.

Neither your Option nor this Stock Option Agreement give you the right to be retained by the Company or a Subsidiary in any capacity. The Company and its Subsidiaries reserve the right to terminate your Service at any time, with or without Cause.

13. Nature of Grant. In accepting the grant, you acknowledge that:

1)	the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Stock Option Agreement;

2)	the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;

3)	all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;

4)	you are voluntarily participating in the Plan;

5)	the Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of your employment contract, if any;

6)	the Option is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;

7)	in the event that you are not an employee of the Company, the Option grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the Option grant will not be interpreted to form an employment contract with the Employer or any Subsidiary or affiliate of the Company;

8)	the future value of the underlying Shares is unknown and cannot be predicted with certainty;

9)	if the underlying Shares do not increase in value, the Option will have no value;

10)

in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the Option resulting from termination of your Service by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and you irrevocably release

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the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Stock Option Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such claim; and

11)	in the event of termination of your Service (whether or not in breach of local labor laws), your right to receive additional Options and to vest in the Option under the Plan, if any, will terminate effective as of your Termination Date (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when you are no longer actively employed for purposes of your Option grant.

14. Stockholder Rights.

You have no rights as a stockholder of the Company until you have exercised this Option by giving the required Notice of Exercise to the Company and paying the Exercise Price. Because you are limited to perform a cashless exercise method of exercise, the Shares you own at exercise will be immediately sold, such that you will have the rights of a stockholder of the Company only for a fraction of time.

15. Adjustments.

In the event of a stock split, a stock dividend or a similar change in Company Stock, the number of Shares subject to this Option and the Exercise Price per share may be adjusted pursuant to the Plan.

16. Applicable Law.

This Stock Option grant and the provisions of this Stock Option Agreement will be interpreted and enforced under the laws of the State of California (without regard to choice-of-law provisions).

17. Data Privacy. You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, the Employer, and the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan.

You understand that the Company and the Employer may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company , details of all options or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipients’ country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in

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electronic or other form, for the sole purpose of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

18. The Plan and Other Agreements.

The text of the Plan is incorporated in this Stock Option Agreement by reference. Capitalized terms used herein and not defined shall have the meanings set forth in the Plan. This Stock Option Agreement, the Notice of Grant, the Notice of Exercise and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning the Option are superseded. This Stock Option Agreement, the Notice of Grant and the Notice of Exercise may be amended only by another written agreement, signed by both you and the Company.

19. Severability. The provisions of this Stock Option Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

20. Language. If you have received this Stock Option Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

21. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Option granted under the Plan or future Options that may be granted under the Plan by electronic means or to request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an online or electronic delivery system established and maintained by the Company or another third party designated by the Company.

BY SIGNING THE NOTICE OF GRANT, YOU AGREE TO ALL OF THE

TERMS AND CONDITIONS DESCRIBED IN THE NOTICE OF GRANT, THE

STOCK OPTION AGREEMENT, THE NOTICE OF EXERCISE AND THE PLAN, AND

ACKNOWLEDGE RECEIPT OF A COPY OF THE PLAN.

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STOCK OPTION AGREEMENT

TERMS AND CONDITIONS

MAGMA DESIGN AUTOMATION, INC.

2004 Employment Inducement Award Plan for Non-U.S. Participants

THIS STOCK OPTION AGREEMENT TERMS AND CONDITIONS (the “Stock Option Agreement”), together with the Notice of Stock Option Grant (the “Notice of Grant”) to which this Stock Option Agreement is attached, constitute the Stock Option Agreement referred to in the Magma Design Automation, Inc. 2004 Employment Inducement Award Plan (the “Plan”) with respect to the option granted to you pursuant to the Notice of Grant (the “Option”). This Option is intended to be a Nonstatutory Stock Option, as provided in the Notice of Grant.

1. Exercise

The Option evidenced by this Stock Option Agreement becomes exercisable (i) with respect to 25% of the Shares subject to the Option on and after the first anniversary of the vesting commencement date, and (ii) with respect to an additional 2.08% of the Shares subject to the Option on or after each full month following the first anniversary of the vesting commencement date, as summarized in the Notice of Grant. Your rights to exercise the Option accrue only for the time period you render Service to the Company following your vesting commencement date. Your vesting commencement date is the date one year prior to the first “Full Vest Date” set forth in the Notice of Grant.

2. Term.

The Option expires on the date shown in the Notice of Grant, but in no event later than the fifth anniversary of the Date of Grant set forth in the Notice of Grant. The Option may expire earlier in connection with the termination of your Service, as described below.

3. Regular Termination.

If your Service with the Company or a Subsidiary terminates for any reason excluding death, Total and Permanent Disability or Cause (as defined below), and whether or not in breach of any local labor law, this Option will expire on the date three months after your termination date. Your “Termination Date” will be the date you are no longer actively providing Service to the Company (not extended by any notice period mandated under local law).

4. Death or Disability.

If your Service with the Company or a Subsidiary terminates as a result of your Total and Permanent Disability or death, this Option will expire on the date six months after your Termination Date.

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5. Cause.

If your Service with the Company or a Subsidiary terminates for Cause, this Option will expire on the date seven days following your Termination Date. For purposes of this section, “Cause” shall mean (i) continued failure to perform substantially your duties, which standard of duties shall be referenced to the standards set by the Company at the date of this Stock Option Agreement (other than as a result of sickness, accident or similar cause beyond your reasonable control) after receipt of a written warning and your being given thirty (30) days to cure the failure; (ii) willful misconduct or gross negligence, which is demonstrably injurious to the Company or any of its Subsidiaries, including without limitation willful or grossly negligent failure to perform your material duties as an officer or employee of the Company or any of its subsidiaries or a material breach of this Stock Option Agreement, your employment agreement (if any) or your Proprietary Information and Inventions Agreement with the Company; (iii) conviction of or plea of nolo contendere to a felony; or (iv) commission of an act of fraud against, or the misappropriation of property belonging to, the Company or any affiliated company, employee, customer or supplier of the Company.

6. Leaves of Absence.

For purposes of this Option, your Service does not terminate when you go on a military leave of absence, a sick leave of absence or another bona fide leave of absence, if the leave of absence was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. Your Service will terminate when the approved leave of absence ends unless you immediately return to active work. Except as provided by applicable law, or unless expressly provided in writing pursuant to a Company-approved leave of absence, the period of the approved leave of absence will not be credited as Service to the Company for the purposes of determining when your Option vests. In accordance with the preceding sentence, the dates on which the Option would otherwise vest will be postponed by the number of days of the approved leave of absence.

7. Restrictions on Exercise.

The Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation. The exercise of this Option and the issuance and immediate sale of the Shares upon such exercise is subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. No Shares will be issued to you under the Plan unless and until there has been compliance with such applicable laws.

8. Notice of Exercise.

When you wish to exercise this Option you must notify the Company by completing the Notice of Stock Option Exercise in the form attached to this Stock Option Agreement (or such other form approved by the Company) (the “Notice of Exercise”) and filing it with the Treasury Department of the Company. Because you will be required to exercise your Option via a cashless exercise through a securities broker approved by the Company, the Notice of Exercise form must be filed in advance and approved by the Company prior to placing the order with the broker. The exercise of your Option will be effective when the Notice of Exercise and payment of the Exercise Price is received and approved by the Company. This Notice of Exercise form may be superseded by a Company-sponsored web-based trading program that includes security measures sufficient to ensure your identification, such that your entry of a cashless exercise constitutes your request and authorization to exercise the Option. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

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9. Form of Payment.

Due to local regulatory issues in your country, payment may be made only by means of delivering a Committee-approved form of irrevocable direction to a securities broker approved by the Company to issue to you and immediately sell all of the Shares subject to the Option and to deliver to the Company from the sale proceeds an amount sufficient to pay the Exercise Price and any withholding taxes (including social insurance contributions and payment on account obligations). The balance of the sale proceeds will be delivered to you. You will not receive any Shares. The Company reserves the right to eliminate the requirement to use a cashless exercise method of exercise and, in its sole discretion, to permit other methods of exercise and forms of payment should local regulatory requirements change.

10. Withholding Taxes and Stock Withholding.

Regardless of any action the Company or your employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option and the immediate sale of Shares acquired pursuant to such exercise; and (2) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate your liability for Tax-Related Items.

In exercising your Options through the cashless exercise method, you will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations for Tax-Related Items of the Company and/or the Employer. In this regard, you authorize the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or the Employer or from proceeds of the sale of Shares. Finally, you will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your exercise of Options that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise of the Option if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section.

11. Transfer of Option.

Prior to your death, only you can exercise this Option. You cannot transfer, assign, pledge or otherwise alienate this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may in any event dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your Option in any other way.

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12. Retention Rights.

Neither your Option nor this Stock Option Agreement give you the right to be retained by the Company or a Subsidiary in any capacity. The Company and its Subsidiaries reserve the right to terminate your Service at any time, with or without Cause.

13. Nature of Grant. In accepting the grant, you acknowledge that:

1)	the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Stock Option Agreement;

2)	the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;

3)	all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;

4)	you are voluntarily participating in the Plan;

5)	the Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of your employment contract, if any;

6)	the Option is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;

7)	in the event that you are not an employee of the Company, the Option grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the Option grant will not be interpreted to form an employment contract with the Employer or any Subsidiary or affiliate of the Company;

8)	the future value of the underlying Shares is unknown and cannot be predicted with certainty;

9)	if the underlying Shares do not increase in value, the Option will have no value;

10)

in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the Option resulting from termination of your Service by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and you irrevocably release

4

the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Stock Option Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such claim; and

11)	in the event of termination of your Service (whether or not in breach of local labor laws), your right to receive additional Options and to vest in the Option under the Plan, if any, will terminate effective as of your Termination Date (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when you are no longer actively employed for purposes of your Option grant.

14. Stockholder Rights.

You have no rights as a stockholder of the Company until you have exercised this Option by giving the required Notice of Exercise to the Company and paying the Exercise Price. Because you are limited to perform a cashless exercise method of exercise, the Shares you own at exercise will be immediately sold, such that you will have the rights of a stockholder of the Company only for a fraction of time.

15. Adjustments.

In the event of a stock split, a stock dividend or a similar change in Company Stock, the number of Shares subject to this Option and the Exercise Price per share may be adjusted pursuant to the Plan.

16. Applicable Law.

This Stock Option grant and the provisions of this Stock Option Agreement will be interpreted and enforced under the laws of the State of California (without regard to choice-of-law provisions).

17. Data Privacy. You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, the Employer, and the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan.

You understand that the Company and the Employer may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company , details of all options or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipients’ country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in

5

electronic or other form, for the sole purpose of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

18. The Plan and Other Agreements.

The text of the Plan is incorporated in this Stock Option Agreement by reference. Capitalized terms used herein and not defined shall have the meanings set forth in the Plan. This Stock Option Agreement, the Notice of Grant, the Notice of Exercise and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning the Option are superseded. This Stock Option Agreement, the Notice of Grant and the Notice of Exercise may be amended only by another written agreement, signed by both you and the Company.

19. Severability. The provisions of this Stock Option Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

20. Language. If you have received this Stock Option Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

21. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Option granted under the Plan or future Options that may be granted under the Plan by electronic means or to request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an online or electronic delivery system established and maintained by the Company or another third party designated by the Company.

BY SIGNING THE NOTICE OF GRANT, YOU AGREE TO ALL OF THE

TERMS AND CONDITIONS DESCRIBED IN THE NOTICE OF GRANT, THE

STOCK OPTION AGREEMENT, THE NOTICE OF EXERCISE AND THE PLAN, AND

ACKNOWLEDGE RECEIPT OF A COPY OF THE PLAN.

6

STOCK OPTION AGREEMENT

TERMS AND CONDITIONS

MAGMA DESIGN AUTOMATION, INC.

2004 Employment Inducement Award Plan for Non-U.S. Participants

THIS STOCK OPTION AGREEMENT TERMS AND CONDITIONS (the “Stock Option Agreement Terms and Conditions”), together with the Notice of Stock Option Grant (the “Notice of Grant”) to which this Stock Option Agreement Terms and Conditions is attached, constitute the Stock Option Agreement referred to in the Magma Design Automation, Inc. 2004 Employment Inducement Award Plan (the “Plan”) with respect to the option granted to you pursuant to the Notice of Grant (the “Option”). This Option is intended to be a Nonstatutory Stock Option, as provided in the Notice of Grant.

1. Exercise

The Option evidenced by this Stock Option Agreement Terms and Conditions becomes exercisable (i) with respect to 25% of the Shares subject to the Option on and after the first anniversary of the vesting commencement date, and (ii) with respect to an additional 2.08% of the Shares subject to the Option on or after each full month following the first anniversary of the vesting commencement date, as summarized in the Notice of Grant. Your rights to exercise the Option accrue only for the time period you render Service to the Company following your vesting commencement date. Your vesting commencement date is the date one year prior to the first “Full Vest Date” set forth in the Notice of Grant.

2. Term.

The Option expires on the date shown in the Notice of Grant, but in no event later than the fifth anniversary of the Date of Grant set forth in the Notice of Grant. The Option may expire earlier in connection with the termination of your Service, as described below.

3. Regular Termination.

If your Service with the Company or a Subsidiary terminates for any reason excluding death, Total and Permanent Disability or Cause (as defined below), and whether or not in breach of any local labor law, this Option will expire on the date three months after your termination date. Your “Termination Date” will be the date you are no longer actively providing Service to the Company (not extended by any notice period mandated under local law).

4. Death or Disability.

If your Service with the Company or a Subsidiary terminates as a result of your Total and Permanent Disability or death, this Option will expire on the date six months after your Termination Date.

5. Cause.

If your Service with the Company or a Subsidiary terminates for Cause, this Option will expire on the date seven days following your Termination Date. For purposes of this section, “Cause” shall mean (i) continued failure to perform substantially your duties, which standard of duties shall be referenced to the standards set by the Company at the date of this Agreement (other than as a result of sickness, accident or similar cause beyond your reasonable control) after receipt of a written warning and your being given thirty (30) days to cure the failure; (ii) willful misconduct or gross negligence, which is demonstrably injurious to the Company or any of its subsidiaries, including without limitation willful or grossly negligent failure to perform your material duties as an officer or employee of the Company or any of its subsidiaries or a material breach of this Agreement, your employment agreement (if any) or your Proprietary Information and Inventions Agreement with the Company; (iii) conviction of or plea of nolo contendere to a felony; or (iv) commission of an act of fraud against, or the misappropriation of property belonging to, the Company or any affiliated company, employee, customer or supplier of the Company.

6. Leaves of Absence.

For purposes of this Option, your Service does not terminate when you go on a military leave of absence, a sick leave of absence or another bona fide leave of absence, if the leave of absence was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. Your Service will terminate when the approved leave of absence ends unless you immediately return to active work. Except as provided by applicable law, or unless expressly provided in writing pursuant to a Company-approved leave of absence, the period of the approved leave of absence will not be credited as Service to the Company for the purposes of determining when your Option vests. In accordance with the preceding sentence, the dates on which the Option would otherwise vest will be postponed by the number of days of the approved leave of absence.

7. Restrictions on Exercise.

The Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation. The exercise of this Option and the issuance of the Shares upon such exercise is subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. No Shares will be issued or delivered to you under the Plan unless and until there has been compliance with such applicable laws.

8. Notice of Exercise.

When you wish to exercise this Option you must notify the Company by completing the Notice of Stock Option Exercise in the form attached to this Stock Option Agreement Terms and Conditions (or such other form approved by the Company) (the “Notice of Exercise”) and filing it with the Treasury Department of the Company. The exercise of your Option will be effective when the Notice of Exercise and payment of the Exercise Price is received by the Company. In the case of a cashless exercise through a securities broker approved by the Company, the Notice of Exercise form must be filed in advance and approved by the Company prior to placing the order with the broker. This Notice of Exercise form may be superseded by a Company-sponsored web-based trading program that includes security measures sufficient to ensure your identification, such that your entry of a web-based exercise or cashless exercise constitutes your request and authorization to exercise the Option. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

9. Form of Payment.

Payment may be made (i) by personal check, a cashier’s check or a money order, (ii) in shares of Company Stock which have been owned by you or your representative for more than twelve (12) months and which are surrendered to the Company in good form for transfer, or (iii) by delivering a Committee-approved form of irrevocable direction to a securities broker approved by the Company to sell all or part of the Shares subject to the Option and to deliver to the Company from the sale proceeds an amount sufficient to pay the Exercise Price and any withholding taxes (including social insurance contributions and payment on account obligations). In the case of a cashless exercise, the balance of the sale proceeds will be delivered to you and you will not receive any Shares. In the case of any other exercise method described herein, as soon as practicable after the date you exercise your Option, the Company shall issue to you the purchased Shares, (as evidenced by the appropriate entry in the books of the Company or a duly authorized transfer agent of the Company). Notwithstanding the foregoing, a form of payment will not be available if the Committee determines, in its sole and absolute discretion, that such form of payment could violate any law or regulation.

10. Withholding Taxes and Stock Withholding.

Regardless of any action the Company or your employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate your liability for Tax-Related Items.

Prior to exercise of the Option, you will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding and payment on account obligations for Tax-Related Items of the Company and/or the Employer. In this regard, you authorize the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by the Company and/or the Employer or from proceeds of the sale of Shares. Alternatively, or in addition, if permissible under local law, the Company may (1) sell or arrange for the sale of Shares that you acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in Shares, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum withholding amount. Finally, you will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section.

11. Restrictions on Resale.

By entering into this Stock Option Agreement Terms and Conditions, you agree not to sell any Shares at a time when applicable laws or Company policies prohibit a sale. This restriction will apply as long as you are providing Service to the Company or a Subsidiary.

12. Transfer of Option.

Prior to your death, only you can exercise this Option. You cannot transfer, assign, pledge or otherwise alienate this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may in any event dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your Option in any other way.

13. Retention Rights.

Neither your Option nor this Stock Option Agreement Terms and Conditions give you the right to be retained by the Company or a Subsidiary in any capacity. The Company and its subsidiaries reserve the right to terminate your Service at any time, with or without Cause.

14. Nature of Grant

In accepting the grant, you acknowledge that:

1)	the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement;

2)	the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;

3)	all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;

4)	you are voluntarily participating in the Plan;

5)	the Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of your employment contract, if any;

6)	the Option is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;

7)	in the event that you are not an employee of the Company, the Option grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the Option grant will not be interpreted to form an employment contract with the Employer or any Subsidiary or affiliate of the Company;

8)	the future value of the underlying Shares is unknown and cannot be predicted with certainty;

9)	if the underlying Shares do not increase in value, the Option will have no value;

10)	if you exercise your Option and obtain Shares, the value of those Shares acquired upon exercise may increase or decrease in value, even below the exercise price;

11)	in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the Option or Shares purchased through exercise of the Option resulting from termination of your employment by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and you irrevocably release the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such claim; and

12)	in the event of termination of your employment (whether or not in breach of local labor laws), your right to receive additional Options and to vest in the Option under the Plan, if any, will terminate effective as of your Termination Date (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when you are no longer actively employed for purposes of your Option grant.

15. Stockholder Rights.

You have no rights as a stockholder of the Company until you have exercised this Option by giving the required Notice of Exercise to the Company and paying the Exercise Price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this Option, except as described in the Plan.

16. Adjustments.

In the event of a stock split, a stock dividend or a similar change in Company Stock, the number of Shares subject to this Option and the Exercise Price per share may be adjusted pursuant to the Plan.

17. Applicable Law.

This Stock Option grant and the provisions of this Agreement Terms and Conditions will be interpreted and enforced under the laws of the State of California (without regard to choice-of-law provisions).

18. Data Privacy

You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, the Employer, and the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan.

You understand that the Company and the Employer may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company , details of all options or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipients’ country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom you may elect to deposit any Shares acquired upon exercise of the Option. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

19. The Plan and Other Agreements.

The text of the Plan is incorporated in this Stock Option Agreement Terms and Conditions by reference. Capitalized terms used herein and not defined shall have the meanings set forth in the Plan. This Stock Option Agreement Terms and Conditions, the Notice of Grant, the Notice of Exercise and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning the Option are superseded. This Stock Option Agreement Terms and Conditions, the Notice of Grant and the Notice of Exercise may be amended only by another written agreement, signed by both you and the Company.

20. Severability

The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

21. Language

If you have received this Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

22. Electronic Delivery

The Company may, in its sole discretion, decide to deliver any documents related to the Option granted under the Plan or future Options that may be granted under the Plan by electronic means or to request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an online or electronic delivery system established and maintained by the Company or another third party designated by the Company.

BY SIGNING THE NOTICE OF GRANT, YOU AGREE TO ALL OF THE

TERMS AND CONDITIONS DESCRIBED IN THE NOTICE OF GRANT, THE

STOCK OPTION AGREEMENT TERMS AND CONDITIONS, THE NOTICE OF EXERCISE

AND THE PLAN, AND ACKNOWLEDGE RECEIPT OF A COPY OF THE PLAN.

STOCK OPTION AGREEMENT

TERMS AND CONDITIONS

MAGMA DESIGN AUTOMATION, INC.

2004 Employment Inducement Award Plan for United Kingdom Participants

THIS U.K. STOCK OPTION AGREEMENT TERMS AND CONDITIONS (the “Stock Option Agreement Terms and Conditions”), together with the Notice of Stock Option Grant (the “Notice of Grant”) to which this Stock Option Agreement Terms and Conditions is attached, constitute the Stock Option Agreement referred to in the Magma Design Automation, Inc. 2004 Employment Inducement Award Plan (the “Plan”) with respect to the option granted to you pursuant to the Notice of Grant (the “Option”). This Option is intended to be a Nonstatutory Stock Option, as provided in the Notice of Grant.

1. Exercise

The Option evidenced by this Stock Option Agreement Terms and Conditions becomes exercisable (i) with respect to 25% of the Shares subject to the Option on and after the first anniversary of the vesting commencement date, and (ii) with respect to an additional 2.08% of the Shares subject to the Option on or after each full month following the first anniversary of the vesting commencement date, as summarized in the Notice of Grant. Your rights to exercise the Option accrue only for the time period you render Service to the Company following your vesting commencement date. Your vesting commencement date is the date one year prior to the first “Full Vest Date” set forth in the Notice of Grant.

2. Term.

The Option expires on the date shown in the Notice of Grant, but in no event later than the fifth anniversary of the Date of Grant set forth in the Notice of Grant. The Option may expire earlier in connection with the termination of your Service, as described below.

3. Regular Termination.

If your Service with the Company or a Subsidiary terminates for any reason excluding death, Total and Permanent Disability or Cause (as defined below), and whether or not in breach of any local labor law, this Option will expire on the date three months after your termination date. Your “Termination Date” will be the date you are no longer actively providing Service to the Company (not extended by any notice period mandated under local law).

4. Death or Disability.

If your Service with the Company or a Subsidiary terminates as a result of your Total and Permanent Disability or death, this Option will expire on the date six months after your Termination Date.

5. Cause.

If your Service with the Company or a Subsidiary terminates for Cause, this Option will expire on the date seven days following your Termination Date. For purposes of this section, “Cause” shall mean (i) continued failure to perform substantially your duties, which standard of duties shall be referenced to the standards set by the Company at the date of this Agreement (other than as a result of sickness, accident or similar cause beyond your reasonable control) after receipt of a written warning and your being given thirty (30) days to cure the failure; (ii) willful misconduct or gross negligence, which is demonstrably injurious to the Company or any of its subsidiaries, including without limitation willful or grossly negligent failure to perform your material duties as an officer or employee of the Company or any of its subsidiaries or a material breach of this Agreement, your employment agreement (if any) or your Proprietary Information and Inventions Agreement with the Company; (iii) conviction of or plea of nolo contendere to a felony; or (iv) commission of an act of fraud against, or the misappropriation of property belonging to, the Company or any affiliated company, employee, customer or supplier of the Company.

6. Leaves of Absence.

For purposes of this Option, your Service does not terminate when you go on a military leave of absence, a sick leave of absence or another bona fide leave of absence, if the leave of absence was approved by the Company in writing and if continued crediting of Service is required by the terms of the leave or by applicable law. Your Service will terminate when the approved leave of absence ends unless you immediately return to active work. Except as provided by applicable law, or unless expressly provided in writing pursuant to a Company-approved leave of absence, the period of the approved leave of absence will not be credited as Service to the Company for the purposes of determining when your Option vests. In accordance with the preceding sentence, the dates on which the Option would otherwise vest will be postponed by the number of days of the approved leave of absence.

7. Restrictions on Exercise.

The Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation. The exercise of this Option and the issuance of the Shares upon such exercise is subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. No Shares will be issued or delivered to you under the Plan unless and until there has been compliance with such applicable laws.

8. Notice of Exercise.

When you wish to exercise this Option you must notify the Company by completing the Notice of Stock Option Exercise in the form attached to this Stock Option Agreement Terms and Conditions (or such other form approved by the Company) (the “Notice of Exercise”) and filing it with the Treasury Department of the Company. The exercise of your Option will be effective when the Notice of Exercise and payment of the Exercise Price is received by the Company. In the case of a cashless exercise through a securities broker approved by the Company, the Notice of Exercise form must be filed in advance and approved by the Company prior to placing the order with the broker. This Notice of Exercise form may be superseded by a Company-sponsored web-based trading program that includes security measures sufficient to ensure your identification, such that your entry of a web-based exercise or cashless exercise constitutes your request and authorization to exercise the Option. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

9. Form of Payment.

Payment may be made (i) by personal check, a cashier’s check or a money order, (ii) in shares of Company Stock which have been owned by you or your representative for more than twelve (12) months and which are surrendered to the Company in good form for transfer, or (iii) by delivering a Committee-approved form of irrevocable direction to a securities broker approved by the Company to sell all or part of the Shares subject to the Option and to deliver to the Company from the sale proceeds an amount sufficient to pay the Exercise Price and any withholding taxes (including Primary or Secondary National Insurance Contributions). In the case of a cashless exercise, the balance of the sale proceeds will be delivered to you and you will not receive any Shares. In the case of any other exercise method described herein, as soon as practicable after the date you exercise your Option, the Company shall issue to you the purchased Shares, (as evidenced by the appropriate entry in the books of the Company or a duly authorized transfer agent of the Company). Notwithstanding the foregoing, a form of payment will not be available if the Committee determines, in its sole and absolute discretion, that such form of payment could violate any law or regulation.

10. Withholding Taxes and Stock Withholding.

Regardless of any action the Company or your employer (the “Employer”) takes with respect to any or all income tax, National Insurance Contributions, payroll tax, or other tax-related withholding (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate your liability for Tax-Related Items.

Prior to exercise of the Option, you will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations for Tax-Related Items of the Company and/or the Employer. In this regard, you authorize the Company and/or the Employer to withhold all applicable Tax-Related Items from your wages or other cash compensation paid to you by the Company and/or the Employer or from proceeds of the sale of Shares. Alternatively, or in addition, if permissible under local law, the Company may (1) sell or arrange for the sale of Shares that you acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in Shares, provided that the Company only withholds the amount of Shares necessary to satisfy the minimum withholding amount. Finally, you will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the event giving rise to the Tax-Related Items (the “Chargeable Event”) that cannot be satisfied by the means previously described.

If payment or withholding of the income tax due is not made by the Due Date, which is 90 days, or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, after the Chargeable Event, you agree that the amount of any uncollected Tax-Related Items shall constitute a loan owed by you to the Employer, effective on the Due Date, provided that such loan is permissible under U.S. law. You agree that the loan will bear interest at the then-current HM Revenue and Customs Official Rate, it will be immediately due and repayable, and the Company and/or the Employer may recover it at any time thereafter by any of the means referred to above. The Company may refuse to honor the exercise and refuse to deliver the Shares if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section.

11. Joint Election. You consent and agree to satisfy any liability for any Secondary Class I National Insurance Contributions (“Employer NICs”) that may be payable by the Company and/or the Employer in connection with the Option, including on the exercise, assignment or release of the Option, the acquisition of Shares pursuant to the exercise of the Option, and the receipt of any other benefit in money or money’s worth in connection with the Option. You further consent and agree that the vesting of the Option is conditional on you entering into a joint election with the Company and/or the Employer (the “Election”), the form of such Election being formally approved by HM Revenue and Customs and such approval remaining in force to provide for the transfer of Employer NICs from you by any of the means set forth in section 10 above. You agree that if any other consents or elections are required by the Company and/or the Employer to accomplish the above, you will provide them promptly upon request.

12. Restrictions on Resale.

By entering into this Stock Option Agreement Terms and Conditions, you agree not to sell any Shares at a time when applicable laws or Company policies prohibit a sale. This restriction will apply as long as you are providing Service to the Company or a Subsidiary.

13. Transfer of Option.

Prior to your death, only you can exercise this Option. You cannot transfer, assign, pledge or otherwise alienate this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may in any event dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your Option in any other way. Clause 8(m) of the Plan shall not apply to the Option.

14. Retention Rights.

Neither your Option nor this Stock Option Agreement Terms and Conditions give you the right to be retained by the Company or a Subsidiary in any capacity. The Company and its subsidiaries reserve the right to terminate your Service at any time, with or without Cause.

15. Nature of Grant

In accepting the grant, you acknowledge that:

1)	the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement;

2)	the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;

3)	all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;

4)	you are voluntarily participating in the Plan;

5)	the Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of your employment contract, if any;

6)	the Option is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;

7)	in the event that you are not an employee of the Company, the Option grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the Option grant will not be interpreted to form an employment contract with the Employer or any Subsidiary or affiliate of the Company;

8)	the future value of the underlying Shares is unknown and cannot be predicted with certainty;

9)	if the underlying Shares do not increase in value, the Option will have no value;

10)	if you exercise your Option and obtain Shares, the value of those Shares acquired upon exercise may increase or decrease in value, even below the exercise price;

11)	in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the Option or Shares purchased through exercise of the Option resulting from termination of your employment by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and you irrevocably release the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such claim; and

12)

in the event of termination of your employment (whether or not in breach of local labor laws), your right to receive additional Options and to vest in the Option under the Plan, if any, will terminate effective as of your Termination Date

(e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when you are no longer actively employed for purposes of your Option grant.

16. Stockholder Rights.

You have no rights as a stockholder of the Company until you have exercised this Option by giving the required Notice of Exercise to the Company and paying the Exercise Price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this Option, except as described in the Plan.

17. Adjustments.

In the event of a stock split, a stock dividend or a similar change in Company Stock, the number of Shares subject to this Option and the Exercise Price per share may be adjusted pursuant to the Plan.

18. Applicable Law.

This Stock Option grant and the provisions of this Agreement Terms and Conditions will be interpreted and enforced under the laws of the State of California (without regard to choice-of-law provisions).

19. Data Privacy

You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, the Employer, and the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan.

You understand that the Company and the Employer may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company , details of all options or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipients’ country may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom you may elect to deposit any Shares acquired upon exercise of the Option. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

20. The Plan and Other Agreements.

The text of the Plan is incorporated in this Stock Option Agreement Terms and Conditions by reference. Capitalized terms used herein and not defined shall have the meanings set forth in the Plan. This Stock Option Agreement Terms and Conditions, the Notice of Grant, the Notice of Exercise and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning the Option are superseded. This Stock Option Agreement Terms and Conditions, the Notice of Grant and the Notice of Exercise may be amended only by another written agreement, signed by both you and the Company.

21. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

22. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Option granted under the Plan or future Options that may be granted under the Plan by electronic means or to request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an online or electronic delivery system established and maintained by the Company or another third party designated by the Company.

BY SIGNING THE NOTICE OF GRANT, YOU AGREE TO ALL OF THE

TERMS AND CONDITIONS DESCRIBED IN THE NOTICE OF GRANT, THE

STOCK OPTION AGREEMENT TERMS AND CONDITIONS, THE NOTICE OF EXERCISE

AND THE PLAN, AND ACKNOWLEDGE RECEIPT OF A COPY OF THE PLAN.

Appendix A

MAGMA DESIGN AUTOMATION, INC.

2004 EMPLOYMENT INDUCEMENT AWARD PLAN

Election to Transfer the Employer’s National Insurance Liability to the Employee

1.	Parties

This Election is between:

(A)	[INSERT NAME OF EMPLOYEE] (the “Employee”), who is eligible to receive options (“Options”) granted by Magma Design Automation, Inc., 5460 Bayfront Plaza, Santa Clara, California, CA 95054 (the “Company”) pursuant to the Magma Design Automation, Inc., 2001 Stock Incentive Plan (the “Plan”), and

(B)	Magma Design Automation Ltd., 200 Brook Drive, Reading, Berkshire, RG2 6UB, U.K., Registered Number: 03771856 (the “Employer”), which employs the Employee.

2.	Purpose of Election

2.1	This Election relates to the employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise on:

(i)	the acquisition of securities pursuant to the Options; and/or

(ii)	the assignment (if applicable) or release of the Options in return for consideration; and/or

(iii)	the receipt of any other benefit in money or money’s worth in connection with the Options,

(each, a “Taxable Event”) pursuant to section 4(4)(a) of the Social Security Contributions and Benefits Act 1992.

2.2	This Election applies to all Options granted to the Employee under the Plan on or after August 1, 2005 up to May 4, 2011.

3.	The Election

The Employee and the Employer jointly elect that the entire liability of the Employer to pay the Employer’s Liability on the Taxable Event is hereby transferred to the Employee. The Employee understands that by signing this Election he or she will become personally liable for the Employer’s Liability covered by this Election.

4.	Payment of the Employer’s Liability

4.1	The Employee hereby authorizes the Company and/or the Employer to collect the Employer’s Liability from the Employee at any time after the Taxable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

(ii)	directly from the Employee by payment in cash or cleared funds; and/or

(iii)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee acquires following the exercise of the Option(s); and/or

(iv)	through any other method as set forth in the Stock Option Agreement Terms and Conditions entered into between the Employee and the Company.

4.2	The Employer hereby reserves for itself and the Company the right to withhold the transfer of any securities to the Employee until full payment of the Employer’s Liability is received.

4.3	The Employer agrees to remit the Employer’s Liability to the HM Revenue and Customs (“HMRC”) on behalf of the Employee within 14 days after the end of the UK tax month during which the Taxable Event occurs.

5.	Duration of Election

5.1	The Employee and the Employer agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

5.2	This Election will continue in effect until the earliest of the following:

(i)	the Employee and the Employer agree in writing that it should cease to have effect;

(ii)	on the date the Employer serves written notice on the Employee terminating its effect;

(iii)	on the date the HMRC withdraws approval of this Election; or

(iv)	after due payment of the Employer’s Liability in respect of the entirety of the Options to which this Election relates, such the Election ceases to have effect in accordance with its terms.

Signed by [INSERT NAME OF EMPLOYEE]

The Employee

Date

Signed for and on behalf of [Magma Design Automation Ltd.]

By Susan E. Berry, Treasurer	/s/ Susan E. Berry

Date

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